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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported):                    April 24, 2001


                                WFS Financial Inc
                         ------------------------------
               (Exact name of registrant as specified in charter)


            California                      33-93068             33-0291646
-----------------------------------       ------------       ------------------
(State or other jurisdiction              (Commission          (IRS employer
      of incorporation)                   file number)       identification no.)


23 Pasteur
Irvine, California                                                   92618
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code: (949) 727-1002




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ITEM 5. OTHER EVENTS

This Form 8-K/A relates to the Form 8-K filed by the registrant on March 2, 2001. The registrant is hereby filing its consolidated financial statements as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, in the form as filed with its Form 10-K/A on April 24, 2001, along with the consent of its independent auditor.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

The exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WFS FINANCIAL INC

                                /s/ MARK OLSON
Date: April 24, 2001            ------------------------------------------------
                                Mark Olson, Senior Vice President and Controller




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                                INDEX TO EXHIBITS

Exhibit No.                         Description                             Page
-----------                         -----------                             ----
     20        Consolidated financial statements of WFS Financial Inc        ___
               and Subsidiaries as of December 31, 2000 and 1999, and for each of the three years in the period ended
               December 31, 2000 as filed with the WFS Financial Inc
               Form 10-K/A on April 24, 2001

     23        Consent of Ernst & Young LLP





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